ANNUAL REPORT                                                 SEPTEMBER 30, 1997

PRUDENT BEAR FUND
                                                                  November, 1997

Dear Shareholders

September 30, 1997 marked the end of the fiscal year of the Prudent Bear Fund, and for the annual period, the Fund lost 16.4%, while the S&P 500 gained 40%. Consistent with our investment philosophy, the Fund held more "short" equity positions than "long" equity positions throughout the fiscal year. We are not happy with this absolute performance but are pleased about how the Fund performed relative to the market. We did not anticipate that the mania would last as long as it has, and the stock market "bubble" has grown bigger and bigger. We remain more confident than ever that we are in the final stages of a mania that will end in a horrific decline that will catch investors by surprise. The problem is timing the eventual end of this bull market. In periods like this, the stock market does not seem to discount future events, but instead waits until the events actually occur. This has delayed the onset of the secular bear market that we have expected for some time.

We are convinced that we are months, if not weeks away from significant declines in the US stock market. In October, when the market experienced the first decline in many months, the Prudent Bear Fund responded by being the #1 performer among 3,703 equity mutual funds, according to Morningstar. We may have already begun the long expected bear market, but even if we do experience another "new high" for the market indices, we do not expect the bull market to last much longer, given the recent upheaval that has occurred in Asia.

We have been pleased with the Fund's relative performance in what has been an overall dramatic "up" period for the market as well as the returns achieved in the short declines. Later in this letter, I will focus on how this "relative outperformance' achieved through our research expertise and individual stock selection can help investors "hedge" their portfolios.

MARKET COMMENTARY

ASIAN PROBLEMS - Most market pundits have come out to say that the recent Asian currency and stock market declines will not cause major problems for the U.S. Noted Wall Street strategist, Abby Joseph Cohen said recently that slower Asian growth will have "only a mild impact on the U.S., and the corporate profit outlook remains robust." We believe that Ms. Cohen's comment is representative of Wall Street's complacency about this severe Asian problem, which we believe will have a tremendous impact on the world economy and the American stock market. The Asian miracle was one of the foundations of the "new era" thinking, which has been the primary justification for the runaway American stock market. American companies were supposed to be able to sell goods and services to the developing Asian economies, which would continue to enrich U.S. shareholders. Now, this vision could well prove to be a mirage, just as Alan Greenspan cautioned in a recent speech when he described past "new era" promises. There will be a dramatic slowdown in all of the Asian economies which will severely hurt their imports of American goods.

LOWER CORPORATE PROFITS - A second major ramification of the dramatic Asian currency collapse is that an increased amount of supply will become available to the export markets, with roughly 30% cheaper prices, resulting from currency devaluations. We believe that the biggest problem currently facing US companies is that supply far exceeds demand, and that prices in many industries could soon start to fall, which will dramatically hurt corporate profits. Highly-respected General Electric Chairman Jack Welch said in a recent FINANCIAL TIMES interview:
"there is excess global capacity in virtually every industry." In fact, we believe that the world economy faces a significant risk of global deflation. Prices are already falling in flat-rolled steel, commodity chemicals, automobiles, and most aspects of high tech industries.

We expect a decline in corporate profits to be caused by this condition of global excess capacity far exceeding demand. This may occur first in the high-tech sector where there have been massive capacity additions, and now demand is beginning to slow. Intel has already started to signal investors about a slowdown in 1998 earnings. We believe that once investors realize that the high tech sector will not report the stellar earnings growth that is now expected, this realization could either ignite or exacerbate a significant stock market decline.

Investors are complacent about the Asian economic problems because they believe that "all is well" domestically. This is exactly what occurred in the late 1920's as the US economy "rocked along" while international markets began to fall apart. It is also terribly naive to have the attitude that these problems are confined to only a few small foreign countries, and therefore the impact on the US will be minor. Unfortunately, the Southeast Asian problem has spread to other countries already, as Brazil has suffered a significant economic impact and the Japanese stock market has reached a two-year low.

JAPANESE PROBLEMS - It is the Japanese market that concerns us the most. The Japanese banks and insurance companies were already in precarious condition before the Southeast Asian problems, and they have loaned more money to the Asian Tiger markets than anyone. We expect that many of these loans may well go into default. A major source of capital for the Japanese institutions has been their unrealized gains from holdings of stock in other Japanese companies.
It has been widely reported that with the Nikkei average at 16,000, most of these unrealized gains will disappear. Without these unrealized gains, it is widely believed that many Japanese institutions will have trouble meeting their capital ratios required by the Bank for International Settlements. The Nikkei average is now at 16,000 and this spells trouble for the entire Japanese economy. Our major concern is that the Japanese banks and insurance companies may be forced to sell U.S. Treasury securities. Of course, this could be disastrous for the US market, as it could cause US interest rates to skyrocket.

MARKET TIMING ISSUES

We would also like to caution investors against trying to time the exact moment when the market will decline. It makes good common sense to play the probabilities and reduce one's exposure to the stock market. Realize that we are at the end of a mania, and that there's no way you'll "get out" at the exact top. However, people have been letting their greed overcome their caution and logic in trying to "squeeze out" every nickel of profit from this phenomenal bull market.

There is a great quote by a famous economist from 40 years ago that typifies the feelings held today by most stock market investors. The quote is: "these superficially more astute people...are in to ride the upward wave: their particular genius, they are convinced, will allow them to get out before the speculation runs its course. They will get the maximum reward from the increase as it continues, they will be out before the eventual fall." He then said that this erroneous thinking leads inevitably to a collapse. Some event will trigger an ultimate reversal. "Thus the rule, supported by the experience of centuries: the speculative episode always ends not with a whimper but with a bang."

USE OF PRUDENT BEAR AS A "HEDGE"

I would like to make a comment about the use of our fund in a "bull market."
We are not happy about losing money, but since the fund's inception, the stock market has remained extremely overvalued. We should remind investors that we never intended to operate the Prudent Bear Fund as a short-term market timing vehicle. Our first objective when the stock market is overvalued is to achieve approximately the inverse return of the market in major declines. We have been able to accomplish this during each of the last three minor corrections that have occurred in the last two years. Our second objective when the stock market is overvalued is to lose as little money as possible while the market is rising, as long as we ensure that we are positioned to achieve our first objective. With only a 16% overall loss versus a 40% increase in the market, we believe our fund has performed quite well in an environment that even Alan Greenspan has labeled a "stock market bubble." For some investors, our fund can be used as an efficient asset allocation vehicle to complement "long" mutual funds. Since our inception, a portfolio of 80% S&P500 index stocks and 20% Prudent Bear would have outperformed a portfolio consisting of 60% S&P stocks and 40% cash equivalents yielding 5%. This outperformance is because the Prudent Bear Fund has lost much less than the inverse of the overall market return.

               80% Stocks / 20% Prudent Bear      29.1%
               60% Stocks / 40% Cash              26.3%

RESEARCH ORIENTATION HELPS PERFORMANCE

It is our heavy emphasis on research that has allowed us to generate this outperformance relative to the inverse of the market averages. My firm's team of six analysts helps me identify the very best stocks to be included in the Prudent Bear portfolio, on both the "long" and "short" side. We spend hours conducting due diligence on hundreds of companies to optimize our portfolio. This research orientation and individual stock selection has served us well and differentiates us from other competitive investment vehicles which are commonly used as "hedges" against a significant stock market decline.

We appreciate your continued confidence, and applaud your choice of caution and prudence over an attitude of continuing to "follow the crowd." I believe strongly that this attitude will soon prove highly profitable even though investors who have been cautious in the past have been rewarded with lower returns and derision from their peers. "Bubbles always burst," and this one will be no different. There will always be cycles, and in our opinion, this one is within months of ending.

          /S/David W. Tice
          David W. Tice
          Portfolio Manager



                     12/28/95    03/31/96    09/30/96    03/31/97    09/30/97
                     --------    --------    --------    --------    --------
Prudent Bear Fund     $10,000     $ 9,519     $ 8,880     $ 9,018     $ 7,420
S&P 500               $10,000     $10,536     $11,349     $12,625     $15,940
NASDAQ Composite      $10,000     $10,479     $11,694     $11,663     $16,114

                    For the period ended September 30, 1997

                                              Annualized
                                                Since
                                             Commencement
                                One Year    of Operations
                               --------     -------------
   Prudent Bear Fund            (16.4)%        (15.6)%
   S&P 500                       40.5%          30.7%
   NASDAQ Composite              37.8%          31.5%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 12/28/95 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
Prudent Bear Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of call options written and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund (the "Fund") at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 28, 1995 (commencement of operations) through September 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/S/ Price Waterhouse LLP




Milwaukee, Wisconsin
November 7, 1997


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

ASSETS:
 Investments, at value (cost $23,449,973)        $24,400,574
 Cash                                                 17,177
 Deposit at brokers for short sales                1,688,016
 Receivable from broker for proceeds
   on securities sold short                       20,789,718
 Receivable for investments sold                   2,024,298
 Capital shares sold                                 201,820
 Interest receivable                                  21,073
 Other receivables                                    15,591
 Organizational expenses, net of
   accumulated amortization                           19,717
 Other assets                                         15,202
                                                 -----------
 Total Assets                                     49,193,186
                                                 -----------

LIABILITIES:
 Securities sold short, at value
   (Proceeds of $22,003,064)                      21,456,464
 Payable for securities purchased                    940,956
 Options written, at value
   (Premiums received $157,426)                      172,500
 Capital shares redeemed                              28,822
 Payable to Adviser                                   28,606
 Accrued expenses and other liabilities               66,129
                                                 -----------
 Total Liabilities                                22,693,477
                                                 -----------
NET ASSETS                                       $26,499,709
                                                 ===========

NET ASSETS CONSIST OF:
 Capital stock                                   $32,501,485
 Accumulated undistributed net
  investment income                                1,367,233
 Accumulated undistributed net realized loss
  on investments sold, securities sold short
  and option contracts expired or closed          (8,851,136)
 Net unrealized appreciation
  (depreciation) on:
  Investments                                        950,601
  Short positions                                    546,600
  Written options                                    (15,074)
                                                 -----------
 Total Net Assets                                $26,499,709
                                                 ===========
 Shares outstanding
  (250,000,000 shares of $.0001
    par value authorized)                          3,634,136
 Net Asset Value, Redemption Price
  and Offering Price Per Share                         $7.29
                                                       =====



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME:
  Interest income                                 $1,317,909
  Dividend income on long positions                  709,341
                                                ------------
  Total investment income                          2,027,250
                                                ------------
EXPENSES:
  Investment advisory fee                            237,306
  Administration fee                                  24,914
  Shareholder servicing and accounting costs          50,008
  Custody fees                                        13,090
  Federal and state registration                      39,544
  Professional fees                                   51,533
  Distribution expense                                47,461
  Reports to shareholders                             18,487
  Directors' fees and expenses                         1,230
  Amortization of organizational expenses              6,015
  Other                                                1,752
                                                ------------
  Total operating expenses before
    dividends on short positions                     491,340
  Dividends on short positions                        64,028
                                                ------------
  Total expenses                                     555,368
                                                ------------
  NET INVESTMENT INCOME                            1,471,882
                                                ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized (loss) on:
    Long transactions                             (1,186,456)
    Short transactions                            (5,853,271)
    Option contracts expired or closed            (1,782,678)
  Change in unrealized appreciation
  (depreciation) on:
  Investments                                        991,276
  Short positions                                  1,026,318
  Written options                                    (15,074)
                                                ------------
  Net realized and unrealized
  loss on investments                             (6,819,885)
                                                ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $(5,348,003)
                                                ============


                     See notes to the financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                         December 28, 1995 <F1>
                                           Year ended           through
                                       September 30, 1997  September 30, 1996
OPERATIONS:                            ------------------  ------------------
 Net investment income                     $1,471,882           $ 71,915
 Net realized gain (loss):
   Long transactions                       (1,186,456)            19,578
   Short transactions                      (5,853,271)           (16,081)
   Option contracts expired or closed      (1,782,678)           (32,228)
 Change in unrealized appreciation
   (depreciation) on:
   Investments                                991,276            (40,675)
   Short positions                          1,026,318           (479,718)
   Written options                            (15,074)                 -
                                           ----------          ---------
 Net (decrease) in net assets resulting
    from operations                        (5,348,003)          (477,209)
                                           ----------          ---------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                 (183,831) <F2>            -
                                           ----------          ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                 77,048,623          9,649,045
 Shares issued to holders in reinvestment
    of dividends                              137,320                  -
 Cost of shares redeemed                  (52,480,055)        (1,846,181)
                                           ----------          ---------
 Net increase in net assets resulting
  from capital share transactions          24,705,888          7,802,864
                                           ----------          ---------
TOTAL INCREASE IN NET ASSETS               19,174,054          7,325,655
NET ASSETS:
   Beginning of period                      7,325,655                  0
                                           ----------          ---------
   End of period (including undistributed
     net investment income of $1,367,233
     and $74,973, respectively)           $26,499,709         $7,325,655
                                           ==========          =========

<F1> Commencement of operations.
<F2> Total distribution is ordinary income, of which 2.9% is eligible for the corporate dividends received deduction.

                     See notes to the financial statements.



FINANCIAL HIGHLIGHTS

                                                         December 28, 1995<F1>
                                           Year ended           through
Per Share Data:                        September 30, 1997  September 30, 1996
                                       -----------------   ------------------
Net asset value, beginning of period            $8.88            $10.00
                                                -----            ------
Income from investment operations:
 Net investment income <F2>                      0.62<F3>          0.09
 Net realized and unrealized (losses)
    on investments                              (2.06)            (1.21)
                                                -----            ------
 Total from investment operations               (1.44)            (1.12)
                                                -----            ------
Less distributions from net investment income   (0.15)             -
                                                -----            ------
Net asset value, end of period                  $7.29             $8.88
                                                =====            ======
Total return <F4>                              (16.44%)          (11.20%)
Supplemental data and ratios:
Net assets, end of period                 $26,499,709        $7,325,655
Ratio of operating expenses to
  average net assets <F5> <F6> <F7>              2.59%             2.75%
Ratio of dividends on short positions
  to average net assets <F6>                     0.34%             0.34%
Ratio of net investment income to
  average net assets <F6> <F7>                   7.75%             4.07%
Portfolio turnover rate                        413.25%            91.31%
Average commission rate paid                  $0.0565           $0.0502

<F1> Commencement of operations.
<F2> Net investment income before dividends on short positions for the periods ended September 30, 1997 and September 30, 1996 was $0.65 and $0.10, respectively.
<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F4> Not annualized for the period December 28, 1995 through September 30,
     1996.
<F5> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended September 30, 1997 and September 30, 1996 was 2.93% and 3.09%, respectively.
<F6> Annualized for the period December 28, 1995 through September 30, 1996.
<F7> Without expense reimbursements of $104,260 for the period ended September
     30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.

                     See notes to the financial statements.



SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

SHARES                                                         VALUE
------                                                         -----
          COMMON STOCKS - 27.1%*
          BASIC MATERIALS - 4.5%*
 20,000   Crystallex International Corp.**                  $  102,500
107,000   International Precious Metals Corporation**<F1>      628,625
 67,900   Naxos Resources Ltd.**                               449,838
                                                            ----------
                                                             1,180,963
                                                            ----------
          CAPITAL GOODS - 4.8%*
 60,000   Baldwin Technology Company, Inc.**<F1>               318,750
 10,000   Durakon Industries, Inc.**<F1>                        87,500
 68,300   Harding Lawson Associates Group, Inc.**<F1>          665,925
  6,286   Philip Services Corp.**                              114,719
 20,000   UTILX Corporation**<F1>                               92,500
                                                            ----------
                                                             1,279,394
                                                            ----------
          CONSUMER-CYCLICALS - 5.5%*
 95,000   ADDvantage Media Group, Inc.**<F1>                   338,438
  8,300   Fedders Corporation<F1>                               49,800
 29,875   Hollywood Park, Inc.**<F1>                           565,758
305,000   LS Capital Corporation**<F1>                         285,937
 17,200   Salient 3 Communications, Inc. - Class A<F1>         215,000
                                                            ----------
                                                             1,454,933
                                                            ----------
          CONSUMER STAPLES  - 1.4%*
 22,500   CellularVision USA, Inc.**<F1>                       177,188
  2,000   The Walt Disney Company                              162,870
  7,100   Iwerks Entertainment, Inc.**<F1>                      28,400
                                                            ----------
                                                               368,458
                                                            ----------
          FINANCIALS - 4.8%*
 10,000   Advanta Corporation - Class A<F1>                    291,250
  4,500   Banc One Corporation<F1>                             251,343
 15,000   Banc Plus Corporation**<F1>                          193,125
 10,000   Capital One Financial Corporation<F1>                457,500
  3,800   Hilb, Rogal and Hamilton Company<F1>                  69,825
                                                            ----------
                                                             1,263,043
                                                            ----------
          HEALTH CARE - 1.6%*
100,000   Cortech, Inc.**<F1>                                   70,312
 40,000   ENDOcare, Inc.**                                     152,500
  3,400   IDEXX Laboratories, Inc.**<F1>                        56,950
 20,000   Lakeland Industries, Inc.**<F1>                      155,000
                                                            ----------
                                                               434,762
                                                            ----------
          TECHNOLOGY - 4.5%*
 50,000   Aeroflex Incorporated**<F1>                          506,250
 31,000   ANTEC Corporation**                                  364,250
 20,000   Applied Signal Technology, Inc.**<F1>                193,750
  5,000   RF Monolithics, Inc.**<F1>                           126,250
                                                            ----------
                                                             1,190,500
                                                            ----------
          TOTAL COMMON STOCKS
            (Cost $5,899,619)                                7,172,053
                                                            ----------




CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                              -----
          PUT OPTIONS PURCHASED - 2.4%*
          Agouron Pharmaceuticals, Inc.:
     75     Expiration October 1997,
            Exercise Price $45.00                           $   12,656
    170     Expiration October 1997,
            Exercise Price $50.00                               65,875
     60   ASM Lithography Holding N.V.
            Expiration October 1997,
            Exercise Price $95.00                               33,750
    300   Boston Chicken, Inc.
            Expiration November 1997,
            Exercise Price $15.00                               43,125
     60   C-Cube Microsystems, Inc.
            Expiration November 1997,
            Exercise Price $22.50                                  938
          Chesapeake Energy Corporation:
    150     Expiration December 1997,
            Exercise Price $10.00                               14,531
    500     Expiration December 1997,
            Exercise Price $7.50                                15,625
    200   Cityscape Financial
            Expiration October 1997,
            Exercise Price $15.00                              107,500
     30   Intel Corporation
            Expiration October 1997,
            Exercise Price $95.00                               14,400
    100   Medicis Pharmaceutical Corporation
            Expiration October 1997,
            Exercise Price $40.00                                7,500
    500   Micron Technology
            Expiration October 1997,
            Exercise Price $25.00                                6,250
     50   Morgan Stanley High Tech
            Expiration December 1997,
            Exercise Price $395.00                              13,750
     75   Organogenesis
            Expiration October 1997,
            Exercise Price $20.00                                  937
    300   PLC Systems, Inc.
            Expiration October 1997,
            Exercise Price $12.50                               11,250
          Presstek, Inc.:
     50     Expiration October 1997,
            Exercise Price $35.00                                4,062
    100     Expiration October 1997,
            Exercise Price $40.00                               29,300
     50   S&P 100 Index
            Expiration November 1997,
            Exercise Price $800.00                              22,813

                     See notes to the financial statements.


SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1997
CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
----------------------------------                               -----
          PUT OPTIONS PURCHASED (CONT.)
    100   S&P 500 Index
            Expiration December 1997,
            Exercise Price $820.00                         $    67,500
     50   S&P Midcap Index
            Expiration December 1997,
            Exercise Price $325.00                              37,500
    200   Ugly Duckling Corporation
            Expiration October 1997,
            Exercise Price $15.00                               15,000
    200   Western Digital Corporation
            Expiration October 1997,
            Exercise Price $45.00                              103,750
                                                          ------------
          TOTAL PUT OPTIONS PURCHASED
            (Cost $910,744)                                    628,012
                                                          ------------
          CALL OPTIONS PURCHASED - 0.9%*
    100   Ascend Communications, Inc.
            Expiration October 1997,
            Exercise Price $30.00                               33,125
    100   Diamond Multimedia Systems, Inc.
            Expiration October 1997,
            Exercise Price $7.50                                48,125
    500   ImClone Systems Incorporated
            Expiration November 1997,
            Exercise Price $5.00                               156,250
                                                          ------------

          TOTAL CALL OPTIONS PURCHASED
            (Cost $278,250)                                    237,500
                                                          ------------

PRINCIPAL
 AMOUNT
---------
            SHORT-TERM INVESTMENTS - 61.8%*
            U.S. TREASURIES - 52.9%*<F1>
            U.S. Treasury Bills:
$3,600,000  5.03%, 10/02/1997                                3,599,504
 3,500,000  5.39%, 11/20/1997                                3,475,354
 4,000,000  5.14%, 12/11/1997                                3,961,579
 3,000,000  4.66%, 12/18/1997                                2,969,709
                                                          ------------
            TOTAL U.S. TREASURIES                           14,006,146
                                                          ------------


PRINCIPAL
 AMOUNT                                                         VALUE
---------                                                       -----

            VARIABLE RATE DEMAND NOTES - 8.9%*
$270,039    General Mills, Inc.                           $    270,039
 728,645    Johnson Controls, Inc.                             728,645
 757,897    Pitney Bowes, Inc.                                 757,897
 132,987    Sara Lee Corporation                               132,987
 467,295    Wisconsin Electric Power Co.                       467,295
                                                          ------------
            TOTAL VARIABLE RATE DEMAND NOTES                 2,356,863
                                                          ------------
            TOTAL SHORT-TERM INVESTMENTS
               (Cost $16,361,360)                           16,363,009
                                                          ------------
            TOTAL INVESTMENTS
               (Cost $23,449,973)                          $24,400,574
                                                          ============
*    Calculated as a percentage of net assets.
**   Non-income producing security.
<F1> All or a portion of the securities have been committed as collateral for open short positions.


SCHEDULE OF CALL OPTIONS WRITTEN
SEPTEMBER 30, 1997

CONTRACTS (100 SHARES PER CONTRACT)                            VALUE
-----------------------------------                         ----------
     300 Boston Chicken, Inc.
            Expiration November 1997,
            Exercise Price $15.00                             $ 31,875
    100   Medicis Pharmaceutical Corporation
            Expiration October 1997,
            Exercise Price $40.00                               63,750
    300   PLC Systems, Inc.
            Expiration October 1997,
            Exercise Price $12.50                               60,000
    200   Ugly Duckling Corporation
            Expiration October 1997,
            Exercise Price $15.00                               16,875
                                                          ------------
          TOTAL CALL OPTIONS WRITTEN
            (Premiums received $157,426)                      $172,500
                                                          ============

                     See notes to the financial statements.


SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1997

    SHARES                                                      VALUE
    ------                                                      -----
    14,100  Advanta Corporation - Class A                  $   410,663
     7,550  Advanta Corporation - Class B                      205,737
    10,000  Agouron Pharmaceuticals, Inc.                      481,250
     8,900  Amgen, Inc.                                        426,644
    20,500  Aphton Corporation                                 281,875
    18,200  Applebee's International, Inc.                     455,000
    13,800  Arcadia Financial, Ltd.                            156,975
     7,000  Arrow International, Inc.                          231,875
     9,000  Ascend Communications, Inc.                        291,375
    15,000  Avant! Corporation                                 436,875
     8,977  Banc One Corporation                               499,539
     6,000  Becton Dickinson & Company                         287,250
    20,400  Belco Oil & Gas Corporation                        444,975
    10,000  C-Cube Microsystems, Inc.                          340,000
     5,000  CDW Computer Centers, Inc.                         323,750
    24,300  CNS, Inc.                                          203,513
    18,000  CalEnergy Company, Inc.                            598,500
    17,000  Capital One Financial Corporation                  777,750
     6,000  Caterpillar Inc.                                   323,625
    75,000  Cellular Technical Services Company                435,937
   110,100  Chesapeake Energy Corporation                    1,252,388
     8,600  Computer Learning Centers, Inc.                    335,400
    14,300  ContiFinancial Corporation                         464,750
     3,200  Dell Computer Corporation                          310,000
     4,500  The Walt Disney Company                            362,812
    32,300  ESS Technology, Inc.                               490,556
    18,200  Gateway 2000, Inc.                                 572,163
     3,000  Gillette Company                                   258,937
     2,800  Green Tree Financial Corporation                   131,600
     3,400  IDEXX Laboratories, Inc.                            56,950
    18,000  IKON Office Solutions, Inc.                        460,125
    10,000  Innovex, Inc.                                      322,500
    10,000  K2, Inc.                                           251,250
     8,400  Lam Research Corporation                           390,600
     8,000  Estee Lauder Companies                             370,000
    10,500  Level One Communications, Inc.                     422,625



    SHARES                                                      VALUE
    ------                                                      -----
     9,000  McAfee Associates, Inc.                        $   477,000
    17,700  Micron Technology, Inc.                            613,969
     2,500  Microsoft Corporation                              330,781
     8,000  Nike, Inc. - Class B                               424,000
     1,600  Novellus Systems, Inc.                             201,600
    30,200  PLC Systems Inc.                                   426,575
     8,800  PETsMART, Inc.                                      91,300
     5,000  Presstek, Inc.                                     198,750
     5,000  RF Monolithics, Inc.                               126,250
    12,000  Regal Cinemas, Inc.                                322,500
    12,000  Remedy Corporation                                 413,250
     4,800  SCI Systems, Inc.                                  237,900
     7,000  STB Systems, Inc.                                  255,500
     8,000  Spine-Tech, Inc.                                   301,000
     7,050  The Sports Authority, Inc.                         131,306
     7,500  3Com Corporation                                   384,375
     7,300  Tommy Hilfiger Corporation                         364,544
    15,000  Total System Services, Inc.                        358,125
    10,500  Ugly Duckling Corporation                          160,125
    19,900  United Companies Financial Corporation             626,850
    13,000  U.S. Diagnostic Inc.                                99,125
     9,300  VIVUS Inc.                                         348,750
     8,000  Western Digital Corporation                        320,500
    18,000  Zenith Electronics Corporation                     176,625
                                                           -----------
            TOTAL SECURITIES SOLD SHORT
            (Proceeds $22,003,064)                         $21,456,464
                                                           ===========

                     See notes to the financial statements.



NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of one series, Prudent Bear Fund (the "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on December 13, 1995. The Fund commenced operations on December 28, 1995.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $27,849, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a)INVESTMENT VALUATION - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b)TRANSACTIONS WITH BROKERS FOR SHORT SALES - Treasury and other liquid securities in the amount of $19,355,916 have been committed as collateral for open short investment positions and are on deposit in a segregated account with the custodian. The Fund's receivable from broker for proceeds on securities sold short is with two major security dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     c)FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

     d)PURCHASED OPTION ACCOUNTING - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for trading and hedging purposes.

     e)WRITTEN OPTION ACCOUNTING - The Fund writes call options for trading purposes and writes put options for hedging purposes. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised.


NOTES TO THE FINANCIAL STATEMENTS (continued)

       Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

     f)DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

     g)USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     h)OTHER - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes $653,121 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

  2. CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:
                                                        December 28, 1995
                                     Year ended              through
                                 September 30, 1997    September 30, 1996
                                 ------------------    -------------------
     Shares sold                      9,350,759             1,026,211
     Shares issued to holders in
       reinvestment of dividends         16,193                     -
     Shares redeemed                 (6,557,650)             (201,377)
                                     ----------              --------
     Net increase                     2,809,302               824,834
                                     ==========              ========

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the year ended September 30, 1997, were $35,597,653 and $29,415,109, respectively.

     At September 30, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                                      $1,701,979
     (Depreciation)                                      (646,962)
                                                       ----------
     Net appreciation on investments                   $1,055,017
                                                       ==========

     At September 30, 1997, the cost of investments for federal income tax purposes was $23,345,557.

     At September 30, 1997, the Fund had accumulated net realized capital loss carryovers of $38,537, $29,396 expiring in 2004 and $9,141 expiring in 2005. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses of $8,776,029 which are not recognized for tax purposes until the first day of the following fiscal year.


NOTES TO THE FINANCIAL STATEMENTS (continued)

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
     The Fund has entered into an Investment Advisory Agreement with David W. Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     The Investment Adviser agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.75% of the net assets of the Fund.

     Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

 5.  SHORT POSITIONS
     For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

6.   OPTION CONTRACTS WRITTEN
     The premium amount and the number of option contracts written during the year ended September 30, 1997, were as follows:

                                   Premium Amount    Number of Contracts
                                   --------------    -------------------
     Options outstanding at
       September 30, 1996             $      0                  -
     Options written                   309,645              1,400
     Options closed                   (124,289)              (390)
     Options exercised                       -                  -
     Options expired                   (27,930)              (110)
                                      --------              -----
     Options outstanding at
       September 30, 1997             $157,426                900
                                      ========              =====

7.   SERVICE AND DISTRIBUTION PLAN
     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. The currently approved rate is 0.25% of average daily assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $47,461 pursuant to the Plan for the year ended September 30, 1997.



PRUDENT BEAR FUND                ANNUAL REPORT              SEPTEMBER 30, 1997

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 405
   DALLAS, TEXAS 75231
   HTTP://WWW.TICE.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT &
CUSTODIAN
   FIRSTAR TRUST COMPANY
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN 53201

INDEPENDENT ACCOUNTANTS
   PRICE WATERHOUSE LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN